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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):     November 1, 2000


                                  AXS-ONE INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-13591                13-2966911
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(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                    File Number)          Identification No.)


          301 Route 17 North
         Rutherford, New Jersey                                    07070
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (201) 935-3400
                                                   -----------------------------

                            COMPUTRON SOFTWARE, INC.
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Effective November 1, 2000, Registrant changed its name from Computron Software, Inc. to AXS-One Inc. For further details, please see the press release attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  EXHIBITS

      99.1 Press Release by Registrant, dated October 31, 2000, announcing its change of name



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AXS-ONE INC.


Date: November 2, 2000               By:   /s/ MICHAEL R. JORGENSEN
                                         ------------------------------------
                                           Michael R. Jorgensen
                                           Executive Vice President and Chief
                                                  Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release by Registrant, dated October 31, 2000, announcing its change of name